[PIONEER LOGO]



                           [HAPPY 70th Birthday LOGO]

                                  PIONEER FUND
                                   SINCE 1928
                             ----------------------
                             ANNUAL REPORT 12/31/97

                           [HAPPY 70th BIRTHDAY LOGO]

                                  PIONEER FUND
                                   SINCE 1928
                             ---------------------
                     TARGETING CLASSICS TODAY AND TOMORROW




TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter from the Fund's Chairman                                            1

Portfolio Summary                                                          2

Performance Update                                                         3

Portfolio Management Discussion                                            6

Schedule of Investments                                                    9

Financial Statements                                                       17

Notes to Financial Statements                                              24

Report of Independent Public Accountants                                   29

Trustees, Officers and Service Providers                                   30

The Pioneer Family of Mutual Funds                                         31

Retirement Plans From Pioneer                                              32

     PIONEER FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/97

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------
     I am delighted to introduce this report for Pioneer Fund, covering a most rewarding year. On behalf of everyone at Pioneer, I thank you for your interest and this opportunity to reflect on Pioneer Fund's unique place in investing history.

     In the late 1920s, a few curious minds on the Boston investment scene pondered an intriguing question - how could they bring professional money management to people who couldn't afford their own investment banker? The answer was a revolution in American investing - the mutual fund. One affordable investment offered anyone a diversified portfolio of stocks or bonds along with professional research and strategy.

     One of the minds at work was Philip Carret, a reporter for the fledgling Barron's investment newspaper. Convinced this new approach to investing offered real value and a unique opportunity, he formed Pioneer Fund in 1928, one of the first four funds created. Today, 70 years later, the principles Mr. Carret wove into the Fund in 1928 are at work for more than 260,000 shareowners; John Carey, only the third portfolio manager in the Fund's rich history, carries on the tradition of value-oriented, research-driven, disciplined investing. And, I'm pleased to note, Mr. Carret is still an active investor and forward-thinking optimist at age 101.

     The past year's success is vivid testimony to the "evergreen" strength of Pioneer Fund's classic investment approach. As we approach the next millennium, value investing - research, discipline and an unending search for reasonably priced opportunity - makes as much sense as it did when mutual funds were invented.

     Thank you for being part of Pioneer Fund's unique history and promising future. If you have questions about your Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

   Respectfully,

   /s/ John F. Cogan, Jr.
   John F. Cogan, Jr.,
   Chairman and President

PIONEER FUND

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/97
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
-----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

                U.S. Common Stocks             93%
                U.S. Preferred Stocks           1%
                Short-Term Cash Equivalents     1%
                Depositary Receipts for
                  International Stocks          2%
                International Common Stocks     3%



SECTOR DISTRIBUTION
-----------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]

                Transportation                  1%
                Utilities                       2%
                Energy                          3%
                Capital Goods                   6%
                Basis Materials                 6%
                Consumer Staples                7%
                Consumer Cyclicals             11%
                Communication Services         12%
                Technology                     13%
                Healthcare                     15%
                Financial                      24%


10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


      1.  Schering-Plough Corp.          4.03%     6.  Bell Atlantic Corp.            1.89%
      2.  The Bank of New York Co., Inc. 2.63      7.  Novartis AG (Sponsored A.D.R.) 1.88
      3.  Ford Motor Co.                 2.17      8.  SBC Communications, Inc.       1.86
      4.  IBM Corp.                      2.12      9.  GTE Corp.                      1.77
      5.  National City Corp.            1.94     10.  Bristol-Myers Squibb Co.       1.69

     Fund holdings will vary for other periods.

PIONEER FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                      CLASS A SHARES
--------------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------



NET ASSET VALUE
PER SHARE                        12/31/97        12/31/96

                                  $34.95       $26.89


DISTRIBUTIONS PER SHARE            INCOME      SHORT-TERM       LONG-TERM
(12/31/96 - 12/31/97)            DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                                  $0.309       $0.213           $1.682


INVESTMENT RETURNS
-----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

[BOXED TEXT]

                         AVERAGE ANNUAL TOTAL RETURNS
                           (As of December 31, 1997)



        Period          Net Asset Value         Public Offering Price*

        10 Years            15.82%                      15.13%
         5 Years            18.98                       17.58
         1 Year             38.47                       30.51




[MOUNTAIN CHART]

Growth of $10,000

                              Pioneer             Standard & Poors
                              Fund*               500 Index

12/87                          9,425              10,000
12/88                         11,151              11,650
12/89                         13,759              15,330
12/90                         12,312              14,852
12/91                         15,113              19,358
12/92                         17,168              20,831
12/93                         19,610              22,921
12/94                         19,498              23,232
12/95                         24,692              31,931
12/96                         29,557              39,423
12/97                         40,927              52,317

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                      CLASS B SHARES
--------------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------


NET ASSET VALUE
PER SHARE                        12/31/97     12/31/96

                                  $35.01       $27.02


DISTRIBUTIONS PER SHARE          INCOME       SHORT-TERM       LONG-TERM
(12/31/96 - 12/31/97)           DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS

                                  $0.105       $0.213           $1.682


INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard & Poor's 500 Index.



[BOXED TEXT]
                   AVERAGE ANNUAL TOTAL RETURNS
                     (As of December 31, 1997)

        PERIOD                  IF HELD         IF REDEEMED*

        Life-of-Fund (7/1/96)    31.50%            29.17%
        1 Year                   37.19             33.19




[MOUNTAIN CHART]

Growth of $10,000

                              Pioneer             Standard & Poors
                              Fund*               500 Index

7/1/96                        10,000              10,000
                               9,504               9,468
                               9,761               9,647
9/96                          10,212              10,227
                              10,391              10,494
                              11,199              11,264
12/96                         10,991              11,078
                              11,602              11,757
                              11,744              11,827
3/97                          11,235              11,377
                              11,826              12,041
                              12,625              12,747
6/97                          13,253              13,359
                              14,302              14,403
                              13,595              13,575
9/97                          14,473              14,358
                              14,057              13,863
                              14,853              14,481
12/97                         14,679              14,769


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/97                                      CLASS C SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------



NET ASSET VALUE
PER SHARE                        12/31/97     12/31/96

                                  $34.66       $26.74


DISTRIBUTIONS PER SHARE          INCOME       SHORT-TERM        LONG-TERM
(12/31/96 - 12/31/97)           DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS


                                  $0.090       $0.213           $1.682


INVESTMENT RETURNS
-----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard & Poor's 500 Index.




[BOXED TEXT]

                         AVERAGE ANNUAL TOTAL RETURNS
                           (As of December 31, 1997)

                PERIOD                  IF HELD         IF REDEEMED*

                Life-of-Fund (7/1/96)    30.60%            30.60%
                1 Year                   37.25             37.25



* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[MOUNTAIN CHART]

Growth of $10,000

                              Pioneer             Standard & Poors
                              Fund*               500 Index

7/1/96                        10,000              10,000
9/96                          10,117              10,227
12/96                         10,874              11,078
3/97                          11,117              11,377
6/97                          13,114              13,359
9/97                          14,326              14,358
12/97                         14,925              14,769


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
--------------------------------------------------------------------------------

DEAR SHAREOWNER,
-----------------------------------------------------------------------------

The American stock market recorded yet another year of extraordinary gains in 1997. While many commentators had looked for a "correction" in the market after the exceptional gains of 1995 and 1996, stocks continued to climb. There were harrowing moments, notably in April and October, but the only lasting correction was to the notion that "timing" the market is a worthwhile endeavor.

Early in the year, we reported that 1997 was shaping up as especially congenial to our conservative, patient, value-oriented style of investing. We are pleased to report that proved to be the case. Pioneer Fund turned in a tremendous year, generating a 38.47% total return for Class A Shares, at net asset value. The Fund outpaced the Standard & Poor's 500 Index, which returned 33.29%, and the 27.14% average return of the growth and income funds tracked by Lipper Analytical Services for the year. In fact, your Fund's performance ranked sixth among its 611 peers for the year.*

MANAGING THE PORTFOLIO THROUGH CHANGING TIMES

Our investment success in 1997 sprang from decisions made over a number of years. Since its founding in 1928, your Fund's portfolio has reflected our general optimism about the future - for opportunities overseas and the possibilities of growth right here at home. The world economy has evolved favorably for many leading U.S. industries. The opening of the Soviet Bloc, the spread of democracy in Latin America and China's emergence from isolation are just a few events linked to worldwide economic progress. American companies have responded by providing computers and computer software, telecommunications equipment, financial services, healthcare products and construction equipment. This year, companies in all of

---------------

*Lipper, an independent research firm, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For periods ended 12/31/97, Class A Shares ranked 6 of 611, 66 of 240, and 66 of 136 growth and income funds for one-, five- and 10- year performance, respectively; Class B and Class C Shares ranked 13 and 11, respectively, of 611 growth and income funds for one-year performance and were not ranked over longer periods. Past performance does not guarantee future results.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

these industries made positive contributions to the Fund's performance.

Naturally the road to growth has occasional bumps. Now, the focus is on the significant problems in Asia's financial and economic systems and how the region's difficulties will affect other parts of the world. We monitor overseas developments closely, particularly as they relate to companies in the portfolio. No portfolio is so well positioned that it cannot be improved upon; we are always looking at holdings in relation to other opportunities and assessing their individual values and risks. Even so, we have experienced a multitude of world events and many business cycles over the past 70 years. To us, patience often seems the most sensible approach to investing.

In keeping with that philosophy, we made few adjustments to the portfolio in the final months of 1997, despite the tumultuous markets. We did expand on the financial services theme that proved so successful over the year, and continued to combine growth-oriented stocks with holdings that provide steady income. Two dividend-paying additions were Comerica, a leading Detroit-based regional bank, and Partner Re, a Bermuda-based, multi-line reinsurance company serving U.S. and European clients. Other new holdings include Taiwan Semiconductor Manufacturing, a semiconductor producer in one of the strongest Asian countries, and Teligent, a new entrant in the local telephone business with experienced management from established telephone companies.

We closed a number of positions to lock in gains, including Computer Associates International, Cisco Systems and TRW. Other portfolio changes reflect the increasing level of merger activity. Westinghouse Electric changed its name to CBS, indicating its emphasis on broadcasting. Raytheon acquired part of the Hughes Electronics division of General Motors in exchange for stock; the Fund now has shares in both General Motors (Class H) and Raytheon.

A LOOK AHEAD

By many measures the stock market has provided generous returns over the past 70 years. Of course, after the crash of 1929 or during much of the 1970s - to cite two rather grueling periods - stock

PIONEER FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97  (CONTINUED)
--------------------------------------------------------------------------------

investing did not look like a road to riches. As with almost any aspect of life, however, perspective is everything. We have been suggesting caution for some time, even as the stock market has roared ahead. Our longstanding policy of keeping the portfolio fully invested was a great help to the Fund in 1997. We do not know how 1998 will turn out, but statistics and experience indicate that stocks are due to pause, at least, from their breathless advance. Over the years, we have tried to serve shareowners by managing the Fund as though a market setback were just around the corner. We like companies with a bit more than they need for "business as usual," enterprises with management and financial resources to make it through a period of adversity. A company "saving for a rainy day" doesn't make us feel at all uncomfortable!

One final comment. On February 13, 1998, we happily salute Pioneer Fund's 70th birthday. When Philip Carret incorporated the Fund in 1928, it was one of only four mutual funds. Today there are thousands of funds available. Mutual funds are one of the great success stories of our economy - making it convenient and affordable for a broad cross-section of people to participate in the American story of economic growth. We are very proud to have contributed to America's investment history.

During this special year, we want to express our enormous gratitude to you for entrusting your hard-earned savings to our mutual fund. We take our responsibilities to you very seriously and hope we will continue to enjoy your support for many more years.


Respectfully,

/s/ John A. Carey,
-----------------------
John A. Carey,
Portfolio Manager

PIONEER FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97
--------------------------------------------------------------------------------

 SHARES                                                             VALUE
              INVESTMENT IN SECURITIES - 98.6%
              PREFERRED STOCKS - 0.9%
  991,100     Greif Brothers Corp. (Non-voting)                  $ 33,201,850
   60,000     Rouse Co., $3.00 (Series B) (Convertible)             3,030,000
                                                                 ------------
              TOTAL PREFERRED STOCKS
              (Cost $3,299,608)                                  $ 36,231,850
                                                                 ------------
              COMMON STOCKS - 97.7%
              BASIC MATERIALS - 5.3%
              CHEMICALS - 3.3%
   92,798     Ciba Specialty Chemicals AG (A.D.R.)*              $  5,523,504
  255,000     Dow Chemical Co.                                     25,882,500
  958,000     E.I. du Pont de Nemours and Co.                      57,539,875
  195,000     Eastman Chemical Co.                                 11,614,687
  659,451     Lilly Industries, Inc.                               13,601,177
  765,158     A. Schulman, Inc.                                    19,224,595
                                                                 ------------
                                                                 $133,386,338
                                                                 ------------
              PAPER & FOREST PRODUCTS - 0.3%
  408,000     Mead Corp.                                         $ 11,424,000
                                                                 ------------
              IRON & STEEL - 0.4%
  235,300     Nucor Corp.                                        $ 11,367,931
  417,400     Steel Dynamics, Inc.*                                 6,678,400
                                                                 ------------
                                                                 $ 18,046,331
                                                                 ------------
              METALS & MINING - 1.3%
  248,000     Aluminum Company of America                        $ 17,453,000
  597,900     Phelps Dodge Corp.                                   37,219,275
                                                                 ------------
                                                                 $ 54,672,275
                                                                 ------------
              TOTAL BASIC MATERIALS                              $217,528,944
                                                                 ------------
              CAPITAL GOODS - 5.6%
              AEROSPACE/DEFENSE - 0.9%
  362,500     Lockheed Martin Corp.                              $ 35,706,250
                                                                 ------------
              ELECTRICAL EQUIPMENT - 1.3%
  445,800     Emerson Electric Co.                               $ 25,159,837
  180,000     General Electric Co.                                 13,207,500
  286,256     Hubbell, Inc. (Class B)                              14,115,999
                                                                 ------------
                                                                 $ 52,483,336
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.  9

PIONEER FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                    (CONTINUED)
--------------------------------------------------------------------------------

 SHARES                                                             VALUE
              MACHINERY (DIVERSIFIED) - 2.1%
  553,200     Caterpillar, Inc.                                  $ 26,864,775
  421,600     Deere & Co.                                          24,584,550
  120,000     Dover Corp.                                           4,335,000
  564,750     Ingersoll-Rand Co.                                   22,872,375
  264,200     The Timken Co.                                        9,081,875
                                                                 ------------
                                                                 $ 87,738,575
                                                                 ------------
              MANUFACTURING (DIVERSIFIED) - 1.2%
  113,000     AlliedSignal, Inc.                                 $  4,399,938
  198,100     Diebold, Inc.                                        10,028,812
  280,800     Illinois Tool Works, Inc.                            16,883,100
  344,200     Johnson Controls, Inc.                               16,435,550
                                                                 ------------
                                                                 $ 47,747,400
                                                                 ------------
              TRUCKS & PARTS - 0.1%
   63,900     Cummins Engine Co., Inc.                           $  3,774,094
                                                                 ------------
              TOTAL CAPITAL GOODS                                $227,449,655
                                                                 ------------
              COMMUNICATIONS SERVICES - 11.5%
              TELECOMMUNICATIONS - 1.5%
1,034,000     Sprint Corp.                                       $ 60,618,250
                                                                 ------------
              TELEPHONE - 10.0%
  754,400     Aliant Communications, Inc.                        $ 23,669,300
  733,000     Ameritech Corp.                                      59,006,500
  833,354     Bell Atlantic Corp.                                  75,835,214
1,129,800     BellSouth Corp.                                      63,621,862
1,360,900     GTE Corp.                                            71,107,025
1,016,601     SBC Communications, Inc.                             74,466,023
  889,351     U.S. West Communication Group                        40,131,964
                                                                 ------------
                                                                 $407,837,888
                                                                 ------------
              TOTAL COMMUNICATIONS SERVICES                      $468,456,138
                                                                 ------------
              CONSUMER CYCLICALS - 11.1%
              AUTOMOBILES - 2.8%
  753,600     Chrysler Corp.                                     $ 26,517,300
1,785,000     Ford Motor Co.                                       86,907,188
                                                                 ------------
                                                                 $113,424,488
                                                                 ------------



   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                                             VALUE
              PUBLISHING - 2.8%
  320,300     Central Newspapers, Inc.                           $ 23,682,181
  873,600     John Wiley & Sons, Inc.+                             47,392,800
  553,000     McGraw-Hill Co., Inc.                                40,922,000
                                                                 ------------
                                                                 $111,996,981
                                                                 ------------
              RETAIL - 5.5%
  690,000     Dayton Hudson Corp.                                $ 46,575,000
  568,500     Harcourt General, Inc.                               31,125,375
  298,200     Kohl's Corp.*                                        20,314,875
  723,100     May Department Stores Co.                            38,098,331
  183,500     Mercantile Stores Co., Inc.                          11,170,563
1,425,600     Walgreen Co.                                         44,728,200
  826,000     Wal-Mart Stores, Inc.                                32,575,375
                                                                 ------------
                                                                 $224,587,719
                                                                 ------------
              TOTAL CONSUMER CYCLICALS                           $450,009,188
                                                                 ------------
              CONSUMER STAPLES - 7.4%
              BROADCASTING - 1.0%
1,403,000     CBS Corp.                                          $ 41,300,812
                                                                 ------------
              FOOD - 5.4%
  263,300     Bush Boake Allen, Inc.*                            $  6,895,169
  647,800     ConAgra, Inc.                                        21,255,938
  213,800     CPC International, Inc.                              23,036,950
  470,300     General Mills, Inc.                                  33,685,237
  955,150     H.J. Heinz Co.                                       48,533,559
  765,000     PepsiCo, Inc.                                        27,874,688
  665,000     Sara Lee Corp.                                       37,447,812
  433,100     Sysco Corp.                                          19,733,119
                                                                 ------------
                                                                 $218,462,472
                                                                 ------------
              HOUSEHOLD PRODUCTS - 0.9%
  509,300     Colgate-Palmolive Co.                              $ 37,433,550
                                                                 ------------
              RESTAURANTS - 0.1%
  100,000     McDonald's Corp.                                   $  4,775,000
                                                                 ------------
              TOTAL CONSUMER STAPLES                             $301,971,834
                                                                 ------------

   The accompanying notes are an integral part of these financial statements. 11

PIONEER FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (CONTINUED)
--------------------------------------------------------------------------------

 SHARES                                                             VALUE
              ENERGY - 3.0%
              OIL & GAS - 2.7%
  436,500     Amoco Corp.                                        $ 37,157,062
  480,500     Chevron Corp.                                        36,998,500
  420,000     Exxon Corp.                                          25,698,750
  380,700     Union Pacific Resources Group Inc.                    9,231,975
                                                                 ------------
                                                                 $109,086,287
                                                                 ------------
              OIL & GAS (DRILLING & EQUIPMENT) - 0.3%
  178,000     Schlumberger Ltd.                                  $ 14,329,000
                                                                 ------------
              TOTAL ENERGY                                       $123,415,287
                                                                 ------------
              FINANCIAL - 23.2%
              BANKS - 8.6%
1,823,400     The Bank of New York Co., Inc.                     $105,415,312
   65,000     Comerica, Inc.                                        5,866,250
  660,000     CoreStates Financial Corp.                           52,841,250
  335,132     First Chicago NBD Corp.                              27,983,522
  190,000     First Tennessee National Corp.                       12,682,500
  610,000     Huntington Bancshares, Inc.                          21,960,000
1,182,324     National City Corp.                                  77,737,803
  756,800     State Street Boston Corp.                            44,036,300
                                                                 ------------
                                                                 $348,522,937
                                                                 ------------
              CONSUMER FINANCE - 0.3%
  279,700     Countrywide Credit Industries, Inc.                $ 11,992,138
                                                                 ------------
              FINANCIAL (DIVERSIFIED) - 2.6%
1,005,700     Equitable Companies, Inc.                          $ 50,033,575
  420,000     Federal National Mortgage Association                23,966,250
  321,750     Morgan Stanley, Dean Witter, Discover & Co.          19,023,469
  333,641     Rouse Co.                                            10,926,743
                                                                 ------------
                                                                 $103,950,037
                                                                 ------------
              INSURANCE (LIFE/HEALTH) - 0.4%
  376,400     ReliaStar Financial Corp.                          $ 15,502,975
                                                                 ------------
              INSURANCE (MULTI-LINE) - 0.7%
  279,900     American International Group, Inc.                 $ 30,439,125
                                                                 ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                                             VALUE
              INSURANCE (PROPERTY-CASUALTY) - 4.7%
  746,000     Chubb Corp.                                        $ 56,416,250
  707,300     Exel Ltd.                                            44,825,137
  294,500     Partner Re Ltd.                                      13,657,438
  930,400     Safeco Corp.                                         45,357,000
  386,600     St. Paul Companies, Inc.                             31,725,363
                                                                 ------------
                                                                 $191,981,188
                                                                 ------------
              INSURANCE BROKERS - 0.9%
  486,000     Marsh & McLennan Co., Inc.                         $ 36,237,375
                                                                 ------------
              INVESTMENT BANK/BROKERAGE - 2.7%
1,425,150     Charles Schwab Corp.                               $ 59,767,228
  676,000     Merrill Lynch & Co., Inc.                            49,305,750
                                                                 ------------
                                                                 $109,072,978
                                                                 ------------
              INVESTMENT MANAGEMENT - 1.6%
1,050,000     T. Rowe Price Associates, Inc.                     $ 66,018,750
                                                                 ------------
              SAVINGS & LOAN COMPANIES - 0.7%
  413,000     H.F. Ahmanson & Co.                                $ 27,645,187
                                                                 ------------
              TOTAL FINANCIAL                                    $941,362,690
                                                                 ------------
              HEALTH CARE - 14.5%
  343,600     Abbott Laboratories                                $ 22,527,275
  516,400     Becton, Dickinson & Co.                              25,820,000
  714,000     Bristol-Myers Squibb Co.                             67,562,250
  410,000     Eli Lilly & Co.                                      28,546,250
  750,000     Johnson & Johnson                                    49,406,250
  175,000     Merck & Co., Inc.                                    18,593,750
  927,994     Novartis AG (Sponsored A.D.R.)                       75,341,513
  670,000     Pfizer, Inc.                                         49,956,875
    3,898     Roche Holdings AG                                    38,682,646
2,596,400     Schering-Plough Corp.                               161,463,625
  425,000     United Healthcare Corp.                              21,117,188
  237,500     Warner-Lambert Co.                                   29,450,000
                                                                 ------------
              TOTAL HEALTH CARE                                  $588,467,622
                                                                 ------------

   The accompanying notes are an integral part of these financial statements. 13

PIONEER FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                                     (CONTINUED)
--------------------------------------------------------------------------------

 SHARES                                                             VALUE
              TECHNOLOGY - 12.7%
              COMMUNICATIONS EQUIPMENT - 2.3%
  556,400     Harris Corp.                                       $ 25,524,850
  304,242     Lucent Technologies, Inc.                            24,301,330
  757,900     Motorola, Inc.                                       43,247,669
                                                                 ------------
                                                                 $ 93,073,849
                                                                 ------------
              COMPUTER (HARDWARE) - 5.8%
  895,000     Compaq Computer Corp.                              $ 50,511,562
  940,000     Hewlett-Packard Co.                                  58,750,000
  812,000     IBM Corp.                                            84,904,750
1,085,000     Sun Microsystems, Inc.*                              43,264,375
                                                                 ------------
                                                                 $237,430,687
                                                                 ------------
              COMPUTERS (NETWORKING) - 0.0%
   38,700     Teligent, Inc.*                                    $    952,988
                                                                 ------------
              COMPUTERS (PERIPHERALS) - 0.3%
  603,000     Seagate Technology, Inc.*                          $ 11,607,750
                                                                 ------------
              COMPUTERS (SOFTWARE & SERVICES) - 0.7%
  687,000     Aspen Technology, Inc.*                            $ 23,529,750
  573,200     Indus Group, Inc.*                                    4,155,700
                                                                 ------------
                                                                 $ 27,685,450
                                                                 ------------
              ELECTRONICS (DEFENSE) - 0.7%
  444,000     General Motors Corp. (Class H)                     $ 16,400,250
  249,705     Raytheon Co.                                         12,347,983
                                                                 ------------
                                                                 $ 28,748,233
                                                                 ------------
              ELECTRONICS (SEMICONDUCTORS) - 1.7%
  425,000     Intel Corp.                                        $ 29,856,250
  347,500     Taiwan Semiconductor Manufacturing Co. (Sponsored
              A.D.R.)*                                              6,320,156
  692,000     Texas Instruments, Inc.                              31,140,000
                                                                 ------------
                                                                 $ 67,316,406
                                                                 ------------
              SERVICES (DATA PROCESSING) - 0.9%
  249,200     Automatic Data Processing, Inc.                    $ 15,294,650
  220,000     DST Systems, Inc.*                                    9,391,250
  305,000     Electronic Data Systems Corp.                        13,400,938
                                                                 ------------
                                                                 $ 38,086,838
                                                                 ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                                             VALUE

                PHOTOGRAPHY/IMAGING - 0.3%
  209,100       Eastman Kodak Co.                               $   12,715,894
                                                                --------------
                TOTAL TECHNOLOGY                                $  517,618,095
                                                                --------------
                TRANSPORTATION - 1.1%
                AIRLINES - 0.5%
  161,454       Delta Air Lines, Inc.                           $   19,213,026
                                                                --------------
                RAILROAD - 0.6%
  799,500       Norfolk Southern Corp.                          $   24,634,594
                                                                --------------
                TOTAL TRANSPORTATION                            $   43,847,620
                                                                --------------
                UTILITIES - 2.3%
                ELECTRIC COMPANIES - 0.9%
1,125,100       Allegheny Power Systems, Inc.                   $   36,565,750
                                                                --------------
                NATURAL GAS - 1.0%
  574,650       Indiana Energy, Inc.                            $   18,927,534
  481,600       Sonat, Inc.                                         22,033,200
                                                                --------------
                                                                $   40,960,734
                                                                --------------
                WATER UTILITY - 0.4%
  552,600       American Water Works Co., Inc.                  $   15,092,888
                                                                --------------
                TOTAL UTILITIES                                 $   92,619,372
                                                                --------------
                TOTAL COMMON STOCKS
                (Cost $2,047,017,621)                           $3,972,746,445
                                                                --------------
                TOTAL INVESTMENT IN SECURITIES
                (Cost $2,050,317,229)                           $4,008,978,295
 PRINCIPAL                                                      --------------
  AMOUNT

                TEMPORARY CASH INVESTMENTS - 1.4%
                COMMERCIAL PAPERS - 1.4%
$31,559,000     American Express Co., 6.25%, 1/02/98            $   31,559,000
 26,408,000     Ford Motor Credit Co., 6.00%, 1/05/98               26,408,000
                                                                --------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $57,967,000)                              $   57,967,000
                                                                --------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENTS - 100%
                (Cost $2,108,284,229)(a)                        $4,066,945,295
                                                                --------------

   The accompanying notes are an integral part of these financial statements. 15

PIONEER FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97                             (CONTINUED)
--------------------------------------------------------------------------------

*    Non-income producing security.
+ Investment held by Fund representing 5% or more of the outstanding voting stock of such company.
(a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $2,108,284,229 was as follows:

          Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                     $1,988,785,490

          Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                        (30,124,424)
                                                                        --------------
          Net unrealized gain                                           $1,958,661,066
                                                                        ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997, aggregated $649,680,222 and $579,573,829, respectively.


   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/97
--------------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
       cash investments of $57,967,000) (cost $2,108,284,229)      $4,066,945,295
     Cash                                                                     624
     Receivables -
        Fund shares sold                                                3,751,182
        Dividends and interest                                          5,604,466
     Other                                                                 70,043
                                                                   --------------
           Total assets                                            $4,076,371,610
                                                                   --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                            $   16,196,043
        Fund shares repurchased                                         1,814,576
        Dividends                                                          14,429
     Due to affiliates                                                  5,104,568
     Accrued expenses                                                     245,487
                                                                   --------------
           Total liabilities                                       $   23,375,103
                                                                   --------------
  NET ASSETS:
     Paid-in capital                                               $2,094,071,011
     Accumulated undistributed net investment income                      264,430
     Net unrealized gain on investments                             1,958,661,066
                                                                   --------------
           Total net assets                                        $4,052,996,507
                                                                   ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $3,991,725,803/114,206,463 shares)          $        34.95
                                                                   ==============
     Class B (based on $53,009,872/1,514,216 shares)               $        35.01
                                                                   ==============
     Class C (based on $8,260,832/238,354 shares)                  $        34.66
                                                                   ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                       $        37.08
                                                                   ==============

   The accompanying notes are an integral part of these financial statements. 17

PIONEER FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/97

  INVESTMENT INCOME:
     Dividends                                             $ 67,647,333
     Interest                                                   964,536
                                                           ------------
           Total investment income                                             $   68,611,869
                                                                               --------------
  EXPENSES:
     Management fees
        Basic fee                                          $ 20,959,647
        Performance adjustment                                  276,855
     Transfer agent fees
        Class A                                               6,905,919
        Class B                                                  72,939
        Class C                                                  10,331
     Distribution fees
        Class A                                               6,845,927
        Class B                                                 268,672
        Class C                                                  44,536
     Accounting                                                 179,259
     Custodian fees                                             191,357
     Registration fees                                          132,587
     Professional fees                                          145,946
     Printing                                                   172,182
     Fees and expenses of nonaffiliated trustees                 44,979
     Miscellaneous                                              121,048
                                                           ------------
           Total expenses                                                      $   36,372,184
           Less fees paid indirectly                                                 (464,654)
                                                                               --------------
           Net expenses                                                        $   35,907,530
                                                                               --------------
              Net investment income                                            $   32,704,339
                                                                               --------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                          $  208,300,236
     Change in net unrealized gain or loss on:
        Investments                                        $877,434,850
        Other assets and liabilities denominated in
          foreign currencies                                      3,781        $  877,438,631
                                                           ------------        --------------
           Net gain on investments                                             $1,085,738,867
                                                                               --------------
           Net increase in net assets resulting
             from operations                                                   $1,118,443,206
                                                                               ==============


   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED 12/31/97 AND 12/31/96

                                                                 YEAR ENDED       YEAR ENDED
  FROM OPERATIONS:                                                12/31/97         12/31/96
  Net investment income                                        $   32,704,339   $   37,721,103
  Net realized gain on investments                                208,300,236      184,074,085
  Change in net unrealized gain on investments                    877,438,631      260,584,448
                                                               --------------   --------------
        Net increase in net assets resulting
           from operations                                     $1,118,443,206   $  482,379,636
                                                               --------------   --------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
        Class A ($0.31 and $0.37 per share, respectively)      $  (33,233,565)  $  (37,742,441)
        Class B ($0.11 and $0.07 per share, respectively)             (71,137)          (8,561)
        Class C ($0.09 and $0.03 per share, respectively)              (8,434)            (665)
  In excess of net investment income
        Class B ($0.00 and $0.06 per share, respectively)                   -          (17,071)
        Class C ($0.00 and $0.07 per share, respectively)                   -           (3,118)
  Net realized gain:
        Class A ($1.90 and $1.82 per share, respectively)        (205,353,843)    (183,428,836)
        Class B ($1.90 and $1.82 per share, respectively)          (2,591,421)        (538,300)
        Class C ($1.90 and $1.82 per share, respectively)            (374,276)        (114,206)
                                                               --------------   --------------
              Total distributions to shareholders              $ (241,632,676)  $ (221,853,198)
                                                               --------------   --------------
  FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                             $  416,679,617   $  238,714,584
  Reinvestment of distributions                                   219,460,826      201,514,070
  Cost of shares repurchased                                     (367,396,230)    (259,411,638)
                                                               --------------   --------------
        Net increase in net assets resulting from
           fund share transactions                             $  268,744,213   $  180,817,016
                                                               --------------   --------------
        Net increase in net assets                             $1,145,554,743   $  441,343,454
  NET ASSETS:
  Beginning of year                                             2,907,441,764    2,466,098,310
                                                               --------------   --------------
  End of year (including accumulated undistributed net
    investment income of $264,430 and $892,736, respectively)  $4,052,996,507   $2,907,441,764
                                                               ==============   ==============

   The accompanying notes are an integral part of these financial statements. 19

PIONEER FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (CONTINUED)
--------------------------------------------------------------------------------

 CLASS A                         '97 SHARES     '97 AMOUNT        '96 SHARES      '96 AMOUNT
 Shares sold                     11,315,545    $ 364,028,984        8,683,155    $ 227,806,568
 Reinvestment of distributions    6,379,337      216,673,889        7,663,593      200,891,264
 Less shares repurchased        (11,203,914)    (356,282,237)      (9,884,745)    (258,909,705)
                                -----------    -------------       ----------    -------------
          Net increase            6,490,968    $ 224,420,636        6,462,003    $ 169,788,127
                                ===========    =============       ==========    =============
 CLASS B*

 Shares sold                      1,335,573    $  43,838,902          325,224    $   8,988,120
 Reinvestment of distributions       73,049        2,502,926           19,805          521,752
 Less shares repurchased           (225,262)      (7,543,016)         (14,173)        (385,803)
                                -----------    -------------       ----------    -------------
          Net increase            1,183,360    $  38,798,812          330,856    $   9,124,069
                                ===========    =============       ==========    =============
 CLASS C*

 Shares sold                        271,638    $   8,811,731           68,824    $   1,919,896
 Reinvestment of distributions        8,373          284,011            3,873          101,054
 Less shares repurchased           (110,127)      (3,570,977)          (4,227)        (116,130)
                                -----------    -------------       ----------    -------------
          Net increase              169,884    $   5,524,765           68,470    $   1,904,820
                                ===========    =============       ==========    =============

 * Class B and Class C shares were first publicly offered on July 1, 1996.


   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
----------------------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
CLASS A                                          12/31/97           12/31/96         12/31/95         12/31/94          12/31/93
Net asset value, beginning of year             $    26.89          $    24.36       $    21.32       $    23.25        $    21.51
                                               ----------          ----------       ----------       ----------        ----------
Increase (decrease) from investment
  operations:
   Net investment income                       $     0.30          $     0.37       $     0.49       $     0.49        $     0.47
   Net realized and unrealized gain (loss) on
    investments and foreign currency
transactions                                         9.97                4.35             5.13            (0.63)             2.57
                                               ----------          ----------       ----------       ----------        ----------
      Net increase (decrease) from investment
       operations                              $    10.27          $     4.72       $     5.62       $    (0.14)       $     3.04
Distribution to shareholders:
   Net investment income                            (0.31)              (0.37)           (0.49)           (0.49)            (0.47)
   Net realized gain                                (1.90)              (1.82)           (2.09)           (1.30)            (0.83)
                                               ----------          ----------       ----------       ----------        ----------
Net increase (decrease) in net asset value     $     8.06          $     2.53       $     3.04       $    (1.93)       $     1.74
                                               ----------          ----------       ----------       ----------        ----------
Net asset value, end of year                   $    34.95          $    26.89       $    24.36       $    21.32        $    23.25
                                               ==========          ==========       ==========       ==========        ==========
Total return*                                       38.47%              19.70%           26.64%           (0.57%)           14.23%
Ratio of net expenses to average net assets          1.03%+              1.01%+           0.95%+           0.94%             0.95%
Ratio of net investment income to average net
 assets                                              0.93%+              1.40%+           2.01%+           2.13%             2.04%
Portfolio turnover rate                                17%                 25%              31%              20%               12%
Average brokerage commission per share         $   0.0572          $   0.0599               --               --                --
Net assets, end of year (in thousands)         $3,991,726          $2,896,670       $2,466,098       $2,011,051        $2,042,945
Ratios assuming reduction for fees paid
indirectly:
   Net expenses                                      1.02%               0.99%            0.94%              --                --
   Net investment income                             0.94%               1.42%            2.02%              --                --


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                       YEAR ENDED         7/1/96 TO
  CLASS B                                              12/31/97(a)       12/31/96(a)
  Net asset value, beginning of period                  $  27.02           $ 26.40
                                                        --------           -------
  Increase from investment operations:
     Net investment income                              $   0.01           $  0.07
     Net realized and unrealized gain on
        investments and foreign currency
        transactions                                        9.99              2.50
                                                        --------           -------
        Net increase from          investment
  operations                                            $  10.00           $  2.57
  Distribution to shareholders:
     Net investment income                                 (0.11)            (0.07)
     In excess of net investment income                        -             (0.06)
     Net realized gain                                     (1.90)            (1.82)
                                                        --------           -------
  Net increase in net asset value                       $   7.99           $  0.62
                                                        --------           -------
  Net asset value, end of period                        $  35.01           $ 27.02
                                                        ========           =======
  Total return*                                            37.19%             9.92%
  Ratio of net expenses to average net assets               1.92%+            1.82%**+
  Ratio of net investment income (loss) to
     average net assets                                    (0.02)%+           0.46%**+
  Portfolio turnover rate                                     17%               25%
  Average brokerage commission per share                $ 0.0572           $0.0599
  Net assets, end of period (in thousands)              $ 53,010           $ 8,940
  Ratios assuming reduction for fees paid
     indirectly:
     Net expenses                                           1.88%             1.80%**
     Net investment income                                  0.02%             0.48%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                       YEAR ENDED         7/1/96 TO
  CLASS C                                              12/31/97(a)       12/31/96(a)
  Net asset value, beginning of period                  $  26.74           $ 26.40
                                                        --------           -------
  Increase from investment operations:
     Net investment income                              $   0.02           $  0.03
     Net realized and unrealized gain on
        investments and foreign currency
        transactions                                        9.89              2.23
                                                        --------           -------
        Net increase from investment
           operations                                   $   9.91           $  2.26
  Distribution to shareholders:
     Net investment income                                 (0.09)            (0.03)
     In excess of net investment income                        -             (0.07)
     Net realized gain                                     (1.90)            (1.82)
                                                        --------           -------
  Net increase in net asset value                       $   7.92           $  0.34
                                                        --------           -------
  Net asset value, end of period                        $  34.66           $ 26.74
                                                        ========           =======
  Total return*                                            37.25%             8.74%
  Ratio of net expenses to average net assets               1.87%+            2.11%**+
  Ratio of net investment income to average
     net assets                                             0.02%+            0.20%**+
  Portfolio turnover rate                                     17%               25%
  Average brokerage commission per share                $ 0.0572           $0.0599
  Net assets, end of period (in thousands)              $  8,261           $ 1,831
  Ratios assuming reduction for fees paid
     indirectly:
     Net expenses                                           1.83%             2.08%**
     Net investment income                                  0.06%             0.23%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
 +   Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 23

PIONEER FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale

PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 1997, the Fund reclassified $19,509 and $144 from accumulated undistributed net investment income and paid-in-capital, respectively, to accumulated net realized loss on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $184,921,595 as a capital gain dividend for the purposes of the dividend paid deduction. Of this amount,

PIONEER FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97                       (CONTINUED)
--------------------------------------------------------------------------------

   $63,268,620 and $121,652,975 are subject to the maximum 28% and 20% federal income tax rates, respectively.

D. FUND SHARES

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $1,566,827 in underwriting commissions on the sale of fund shares during the year ended December 31, 1997.

E. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of (plus or minus sign)0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the year ended December 31, 1997, the aggregate performance adjustment resulted in an increase to management fees of $276,855. For the year ended

PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

December 31, 1997, the management fee was equivalent to 0.61% of average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $2,414,755 was payable to PMC related to management fees and certain other services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $702,251 in transfer agent fees payable to PSC at December 31, 1997.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,987,562 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%.

PIONEER FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97                       (CONTINUED)
--------------------------------------------------------------------------------
Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $21,916 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $464,654 under such arrangements.

6. AFFILIATED COMPANIES

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 1997:

      ------------------------------------------------------------------------
                                                     DIVIDEND
      AFFILATES                 PURCHASES    SALES    INCOME          VALUE
      John Wiley & Sons, Inc.      --         --     $382,200      $47,392,800
      ------------------------------------------------------------------------

PIONEER FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1998

PIONEER FUND

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

     TRUSTEES                       OFFICERS
     John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
     Mary K. Bush                      President
     Richard H. Egdahl, M.D.        David D. Tripple, Executive Vice
     Margaret B.W. Graham              President
     John W. Kendrick               John A. Carey, Vice President
     Marguerite A. Piret            William H. Keough, Treasurer
     David D. Tripple               Joseph P. Barri, Secretary
     Stephen K. West
     John Winthrop


     INVESTMENT ADVISER
     Pioneering Management Corporation

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

 GROWTH FUNDS                               INCOME FUNDS
 GLOBAL/INTERNATIONAL                       TAXABLE
 Pioneer Emerging Markets Fund              Pioneer America Income Trust
 Pioneer Europe Fund                        Pioneer Bond Fund
 Pioneer Gold Shares                        Pioneer Short-Term Income Trust*
 Pioneer India Fund
 Pioneer International Growth Fund
 Pioneer World Equity Fund                  TAX-EXEMPT
                                            Pioneer Intermediate Tax-Free Fund
 UNITED STATES                              Pioneer Tax-Free Income Fund
 Pioneer Capital Growth Fund
 Pioneer Growth Shares                      MONEY MARKET FUND
 Pioneer Micro-Cap Fund*                    Pioneer Cash Reserves Fund
 Pioneer Mid-Cap Fund
 Pioneer Small Company Fund

 GROWTH AND INCOME FUNDS
 Pioneer Balanced Fund
 Pioneer Equity-Income Fund
 Pioneer Fund
 Pioneer Real Estate Shares
 Pioneer II



* Offers Class A and B Shares only

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL PLANS
INDIVIDUAL RETIREMENT ACCOUNT (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

ROTH IRA
ROTH IRA New in 1998, $2,000 maximum annual contribution are not tax-deductible. Earnings are tax-free for qualified withdrawals.

PLANS FOR SMALL BUSINESSES OR THE SELF-EMPLOYED
SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)
IRA OR 401(k) PLAN For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

EMPLOYER-SPONSORED PLANS
401(k) PLAN Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) PLAN Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

PROFIT SHARING PLAN Employers contribute on a discretionary basis, usually based on profits.

AGE-WEIGHTED PROFIT SHARING PLAN Employer makes discretionary contributions based on employees' age and salary.

MONEY PURCHASE PENSION PLAN (MPP) Employers contribute based on a fixed formula.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

                           [HAPPY 70th BIRTHDAY LOGO]

                                  PIONEER FUND
                                   SINCE 1928
                               -----------------
                     TARGETING CLASSICS TODAY AND TOMORROW


HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for Automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997


WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

TOLL-FREE FAX                                                     1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                 ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)

VISIT OUR WEB SITE                                         WWW.PIONEERFUNDS.COM:


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.

                         Pioneer Funds Distributor, Inc.
                         60 State Street
                         Boston, Massachusetts 02109
                         www.pioneerfunds.com

                                                0298-4813
[PIONEER LOGO]                               (c)PIONEER FUNDS DISTRIBUTOR, INC.
                                             [*]PRINTED ON RECYCLED PAPER